Exhibit 99.1

Elastic Reports Strong Third Quarter Fiscal 2021 Financial Results

Q3 Revenue of $157.1 million, Up 39% year-over-year
Q3 SaaS Revenue of $44.9 million, Up 79% year-over-year

MOUNTAIN VIEW, Calif., February 24, 2021--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its third quarter of fiscal 2021 (ended January 31, 2021).

Third Quarter Fiscal 2021 Financial Highlights

•Total revenue was $157.1 million, an increase of 39% year-over-year, or 36% on a constant currency basis
•SaaS revenue was $44.9 million, an increase of 79% year-over-year, or 76% on a constant currency basis
•Calculated billings was $173.2 million, an increase of 41% year-over-year, or 37% on a constant currency basis
•Deferred revenue was $334.0 million, an increase of 59% year-over-year
•GAAP operating loss was $34.5 million; GAAP operating margin was -22%
•Non-GAAP operating loss was $0.0 million; non-GAAP operating margin was 0%
•GAAP net loss per share was $0.43; non-GAAP net loss per share was $0.04
•Operating cash flow was $19.4 million with free cash flow of $18.3 million
•Cash and cash equivalents were $393.1 million as of January 31, 2021

“We had an excellent third quarter, and once again showed strong execution,” said Shay Banon, Elastic founder and chief executive officer. “We believe continued innovation across our three solutions is critical to global enterprises as they look to build resilience and adapt to the distributed environment of 2021.”

Third Quarter Fiscal 2021 Key Metrics and Recent Business Highlights

Key Customer Metrics:
•Total subscription customer count was over 13,800, compared to over 12,900 in Q2 FY21, and over 10,500 in Q3 FY20
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 670, compared to over 650 in Q2 FY21, and over 570 in Q3 FY20
•Subscription revenue represented 94% of total revenue
•Net Expansion Rate continued to be greater than 130%

Product Releases and Other Business Highlights

Elastic released new innovations with version 7.11 across its enterprise search, observability and security solutions that enable customers to optimize for cost, performance, insight and flexibility.

Foundational features in 7.11 that can be leveraged across all three solutions include the general availability of searchable snapshots and the cold data tier to help customers store and search more data while maintaining control over cost and performance. Additional features include the beta of schema on read, which allows customers to discover new data and new workflows by creating a schema on the fly, and the general availability of a new alerting framework, which provides customers with the flexibility to create, manage and monitor alerts across the Elastic Stack.

Expanded capabilities include:

Elastic Enterprise Search
•Launched the beta of a new web crawler for Elastic App Search that makes content from publicly accessible websites easily searchable
•Added Box as a content source to Elastic Workplace Search with a prebuilt connector and document-level permissions
•Extended granular access controls for Elastic Workplace Search with document-level permissions for Atlassian Jira Cloud and Confluence Cloud

Elastic Observability
•Launched a new service health overview in Elastic APM to accelerate root cause analysis and troubleshooting
•Introduced a new host details view in the Elastic Metrics app to help users troubleshoot infrastructure issues faster and narrow down next steps of an investigation
•Added new logging libraries in Elastic Common Schema to provide more context to application troubleshooting workflows by automatically linking logs and traces

Elastic Security
•Automated detection and operationalized analytics with prebuilt machine learning jobs and detection rules supporting MITRE sub-techniques
•Streamlined SOC workflows and accelerated response times with more customizable alert notifications and an expanded set of rule actions
•Updated the Timeline workspace to drive more efficient threat hunting, alert triage and investigations

Elastic Cloud
•Enhanced cross-cluster replication and cross-cluster search between regions and cloud providers to break down data silos and improve search performance
•Scaled and streamlined cloud operations with autoscaling of data and machine learning nodes
•Launched support for the new cold data tier to retain more data for longer at the same cost

Other Business Highlights
•Moved our Apache 2.0-licensed source code in Elasticsearch and Kibana to be dual licensed under the Elastic License v2 and the Server Side Public License
•Appointed Ashutosh Kulkarni as chief product officer
•Delivered eight regional virtual ElasticON events, exhibited at AWS re:Invent and Black Hat Europe, and sponsored the DeveloperWeek Virtual Conference
•Raised more than $400,000 on Giving Tuesday through the Elastic Cares initiative, an employee-match giving program

Financial Outlook

The Company is providing the following guidance:

For the fourth quarter of fiscal 2021 (ending April 30, 2021):

•Total revenue is expected to be between $158 million and $159 million
•Non-GAAP operating margin is expected to be between -8.5% and -7.5%
•Non-GAAP net loss per share is expected to be between $0.18 and $0.15, assuming between 90.5 million and 91.5 million weighted average ordinary shares outstanding

For fiscal 2021 (ending April 30, 2021):

•Total revenue is expected to be between $589 million and $590 million
•Non-GAAP operating margin is expected to be between -3.3% and -3.0%
•Non-GAAP net loss per share is expected to be between $0.19 and $0.16, assuming between 87 million and 88 million weighted average ordinary shares outstanding

We continue to believe it is prudent to expect some near-term business headwinds as the economic impact from the ongoing COVID-19 pandemic further unfolds. As such, our guidance includes the expected impact of the COVID‑19 pandemic on our business and results of operations based on information available to us today.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/ 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available on Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

About Elastic

Elastic is a search company built on a free and open heritage. Anyone can use Elastic products and solutions to get started quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security, built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to Elastic’s financial results as determined in accordance with U.S. GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of this press release titled “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, our expected financial results for the fiscal quarter and the fiscal year ending April 30, 2021, our expectations regarding the impact of the COVID-19 pandemic, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, and our expectations regarding the benefits of our investments. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs in light of currently available information regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: the impact of the COVID-19 pandemic on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses of our customers and partners, including their spending priorities, the effect of lockdowns, restrictions and new regulations; our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings, including security-related product and SaaS offerings; customer acceptance and purchase of our existing offerings and new offerings, including the expansion and adoption of our SaaS offerings; our inability to realize value from investments in the business, including R&D investments; our ability to maintain and expand our user and customer base; the impact of our licensing model on the use and adoption of our software; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; our beliefs and objectives for future operations; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, including by expanding our relationships with our partners, and expand in our existing markets and into new markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions (including developments and volatility arising from the COVID-19 pandemic).

Any additional or unforeseen effect from the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2020 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co
(650) 695-1055

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2021	2020	2021	2020
Revenue
License - self-managed	$15,280	$14,495	$45,673	$36,674
Subscription - self-managed and SaaS	131,969	89,703	357,127	241,593
Total subscription revenue	147,249	104,198	402,800	278,267
Professional services	9,866	8,983	28,079	25,730
Total revenue	157,115	113,181	430,879	303,997
Cost of revenue
Cost of license - self-managed	346	347	1,039	602
Cost of subscription - self-managed and SaaS	31,426	23,196	86,464	60,832
Total cost of revenue - subscription	31,772	23,543	87,503	61,434
Cost of professional services	10,196	9,862	27,744	26,983
Total cost of revenue	41,968	33,405	115,247	88,417
Gross profit	115,147	79,776	315,632	215,580
Operating expenses
Research and development	51,400	46,119	143,766	119,779
Sales and marketing	71,087	54,829	191,712	160,860
General and administrative	27,121	21,096	72,555	71,472
Total operating expenses	149,608	122,044	408,033	352,111
Operating loss	(34,461)	(42,268)	(92,401)	(136,531)
Other income (expense), net (1)	(2,377)	(1,339)	8,424	1,276
Loss before income taxes	(36,838)	(43,607)	(83,977)	(135,255)
Provision for income taxes	1,136	674	2,156	768
Net loss	$(37,974)	$(44,281)	$(86,133)	$(136,023)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.43)	$(0.55)	$(1.00)	$(1.75)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	88,341,038	80,737,237	86,296,028	77,713,604
(1) Includes a foreign currency transaction loss of $2.3 million and a foreign currency transaction gain of $8.3 million for the three and nine months ended January 31, 2021, respectively, arising primarily from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

Assets	As of January 31, 2021	As of April 30, 2020
Current assets:
Cash and cash equivalents	$393,134	$297,081
Restricted cash	2,355	2,308
Accounts receivable, net of allowance for credit losses of $1,831 and $1,247 as of January 31, 2021 and April 30, 2020, respectively	120,049	128,690
Deferred contract acquisition costs	29,596	19,537
Prepaid expenses and other current assets	28,906	32,623
Total current assets	574,040	480,239
Property and equipment, net	8,665	7,760
Goodwill	198,665	197,877
Operating lease right-of-use assets	29,340	32,783
Intangible assets, net	39,823	50,455
Deferred contract acquisition costs, non-current	42,591	24,012
Deferred tax assets	3,970	3,164
Other assets	2,886	7,621
Total assets	$899,980	$803,911
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$5,825	$11,485
Accrued expenses and other liabilities	25,224	22,210
Accrued compensation and benefits	42,507	48,409
Operating lease liabilities	8,176	7,639
Deferred revenue	289,689	243,324
Total current liabilities	371,421	333,067
Deferred revenue, non-current	44,321	16,378
Operating lease liabilities, non-current	23,769	27,827
Other liabilities, non-current	4,888	12,992
Total liabilities	444,399	390,264
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of January 31, 2021 and April 30, 2020	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 89,644,940 shares issued and outstanding as of January 31, 2021 and 82,856,978 shares issued and outstanding as of April 30, 2020	937	856
Treasury stock	(369)	(369)
Additional paid-in capital	1,033,598	898,788
Accumulated other comprehensive loss	(8,568)	(1,377)
Accumulated deficit	(570,017)	(484,251)
Total shareholders’ equity	455,581	413,647
Total liabilities and shareholders’ equity	$899,980	$803,911

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss (1)	$(37,974)	$(44,281)	$(86,133)	$(136,023)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	4,290	5,235	12,856	8,573
Amortization of deferred contract acquisition costs	10,282	6,660	28,455	20,581
Non-cash operating lease cost	1,822	2,156	5,256	5,170
Stock-based compensation expense	25,227	15,588	65,305	42,775
Non-cash acquisition expense settled with shares	—	—	—	8,834
Deferred income taxes	(2)	50	(288)	(621)
Foreign currency transaction (gains) loss (2)	1,461	—	(9,463)	—
Other	22	809	11	1,132
Changes in operating assets and liabilities:
Accounts receivable, net	15,183	6,023	15,246	10,873
Deferred contract acquisition costs	(16,740)	(9,416)	(54,612)	(26,441)
Prepaid expenses and other current assets	3,717	(3,526)	4,817	(4,345)
Other assets	1,197	1,874	5,237	3,780
Accounts payable	(3,683)	2,900	(6,321)	7,104
Accrued expenses and other liabilities	2,757	(1,852)	1,696	1,520
Accrued compensation and benefits	(5,168)	(12,837)	(5,859)	3,377
Operating lease liabilities	(1,867)	(1,798)	(5,402)	(4,586)
Deferred revenue	18,877	9,188	53,309	33,666
Net cash provided by (used in) operating activities (3)	19,401	(23,227)	24,110	(24,631)
Cash flows from investing activities
Purchases of property and equipment	(1,076)	(1,007)	(2,732)	(4,237)
Business acquisition, net of cash acquired	—	—	—	(24,373)
Other	—	—	1,320	—
Net cash used in investing activities	(1,076)	(1,007)	(1,412)	(28,610)
Cash flows from financing activities
Proceeds from issuance of ordinary shares upon exercise of stock options	22,324	11,054	67,554	50,622
Payment of withholding taxes related to acquisition expense settled in shares	—	—	—	(2,834)
Repayment of notes payable	—	(30)	—	(90)
Net cash provided by financing activities	22,324	11,024	67,554	47,698
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	3,529	2,029	5,848	1,630
Net increase (decrease) in cash, cash equivalents, and restricted cash	44,178	(11,181)	96,100	(3,913)
Cash, cash equivalents, and restricted cash, beginning of period	351,311	307,548	299,389	300,280
Cash, cash equivalents, and restricted cash, end of period	$395,489	$296,367	$395,489	$296,367
(1) Includes foreign currency transaction losses of $1.5 million and gains of $9.5 million for the three and nine months ended January 31, 2021, respectively, arising primarily from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.
(2) Removes the foreign currency transaction losses of $1.5 million and gains of $9.5 million for the three and nine months ended January 31, 2021, respectively, included in net loss.
(3) Unaffected by foreign currency transaction gains.

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended January 31,				Nine Months Ended January 31,
	2021		2020		2021		2020
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Self-managed subscription	$102,320	65%	$79,105	70%	$287,816	66%	$214,947	71%
License	15,280	10%	14,495	13%	45,673	11%	36,674	12%
Subscription	87,040	55%	64,610	57%	242,143	55%	178,273	59%
SaaS	44,929	29%	25,093	22%	114,984	27%	63,320	21%
Total subscription revenue	147,249	94%	104,198	92%	402,800	93%	278,267	92%
Professional services	9,866	6%	8,983	8%	28,079	7%	25,730	8%
Total revenue	$157,115	100%	$113,181	100%	$430,879	100%	$303,997	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
CALCULATED BILLINGS
(amounts in thousands)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2021	2020	2021	2020
Total revenue	$157,115	$113,181	$430,879	$303,997
Add: Increase in deferred revenue	18,877	9,188	53,309	33,666
Less: Decrease (increase) in unbilled accounts receivable	(2,790)	535	(3,214)	(64)
Calculated billings	$173,202	$122,904	$480,974	$337,599

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2021	2020	2021	2020
Net cash provided by (used in) operating activities	$19,401	$(23,227)	$24,110	$(24,631)
Less: Purchases of property and equipment	(1,076)	(1,007)	(2,732)	(4,237)
Free cash flow	$18,325	$(24,234)	$21,378	$(28,868)
Net cash used in investing activities	$(1,076)	$(1,007)	$(1,412)	$(28,610)
Net cash provided by financing activities	$22,324	$11,024	$67,554	$47,698
Net cash provided by (used in) operating activities (as a percentage of total revenue)	13%	(20)%	6%	(8)%
Less: Purchases of property and equipment (as a percentage of total revenue)	(1)%	(1)%	(1)%	(1)%
Free cash flow margin	12%	(21)%	5%	(9)%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2021	2020	2021	2020
Gross Profit Reconciliation:
GAAP gross profit	$115,147	$79,776	$315,632	$215,580
Stock-based compensation expense	3,198	1,887	8,352	4,947
Employer payroll taxes on employee stock transactions	589	37	911	457
Amortization of acquired intangibles	2,110	3,007	6,328	4,659
Non-GAAP gross profit	$121,044	$84,707	$331,223	$225,643
Gross Margin Reconciliation(1):
GAAP gross margin	73.3%	70.5%	73.3%	70.9%
Stock-based compensation expense	2.0%	1.7%	1.9%	1.6%
Employer payroll taxes on employee stock transactions	0.4%	0.0%	0.2%	0.2%
Amortization of acquired intangibles	1.3%	2.7%	1.5%	1.5%
Non-GAAP gross margin	77.0%	74.8%	76.9%	74.2%
Operating Loss Reconciliation:
GAAP operating loss	$(34,461)	$(42,268)	$(92,401)	$(136,531)
Stock-based compensation expense	25,227	15,588	65,305	42,775
Employer payroll taxes on employee stock transactions	5,685	739	10,436	6,648
Amortization of acquired intangibles	3,538	4,458	10,630	6,518
Acquisition-related expenses	—	1,328	—	17,762
Non-GAAP operating loss	$(11)	$(20,155)	$(6,030)	$(62,828)
Operating Margin Reconciliation(1):
GAAP operating margin	(21.9)%	(37.3)%	(21.4)%	(44.9)%
Stock-based compensation expense	16.1%	13.8%	15.2%	14.1%
Employer payroll taxes on employee stock transactions	3.6%	0.7%	2.4%	2.2%
Amortization of acquired intangibles	2.3%	3.9%	2.5%	2.1%
Acquisition-related expenses	0.0%	1.2%	0.0%	5.8%
Non-GAAP operating margin	0.0%	(17.8)%	(1.4)%	(20.7)%
Net Loss Reconciliation:
GAAP net loss	$(37,974)	$(44,281)	$(86,133)	$(136,023)
Stock-based compensation expense	25,227	15,588	65,305	42,775
Employer payroll taxes on employee stock transactions	5,685	739	10,436	6,648
Amortization of acquired intangibles	3,538	4,458	10,630	6,518
Acquisition-related expenses	—	1,328	—	17,762
Income tax(2)	(427)	(51)	(577)	(1,165)
Non-GAAP net loss	$(3,951)	$(22,219)	$(339)	$(63,485)
Non-GAAP net loss per share attributable to ordinary shareholders, basic and diluted	$(0.04)	$(0.28)	$—	$(0.82)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	88,341,038	80,737,237	86,296,028	77,713,604

(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2021	2020	2021	2020
Cost of revenue reconciliation:
GAAP cost of license - self-managed	$346	$347	$1,039	$602
Amortization of acquired intangibles	(346)	(347)	(1,039)	(602)
Non-GAAP cost of license - self -managed	$—	$—	$—	$—
GAAP cost of subscription - self-managed and SaaS	$31,426	$23,196	$86,464	$60,832
Stock-based compensation expense	(1,839)	(1,008)	(5,065)	(2,869)
Employer payroll taxes on employee stock transactions	(267)	(21)	(487)	(321)
Amortization of acquired intangibles	(1,764)	(2,660)	(5,289)	(4,057)
Non-GAAP cost of subscription - self-managed and SaaS	$27,556	$19,507	$75,623	$53,585
GAAP cost of professional services	$10,196	$9,862	$27,744	$26,983
Stock-based compensation expense	(1,359)	(879)	(3,287)	(2,078)
Employer payroll taxes on employee stock transactions	(322)	(16)	(424)	(136)
Non-GAAP cost of professional services	$8,515	$8,967	$24,033	$24,769
Operating expenses reconciliation:
GAAP research and development expense	$51,400	$46,119	$143,766	$119,779
Stock-based compensation expense	(9,516)	(6,256)	(24,309)	(17,087)
Employer payroll taxes on employee stock transactions	(1,243)	(238)	(2,702)	(1,886)
Acquisition-related expenses	—	—	—	(34)
Non-GAAP research and development expense	$40,641	$39,625	$116,755	$100,772
GAAP sales and marketing expense	$71,087	$54,829	$191,712	$160,860
Stock-based compensation expense	(8,372)	(4,540)	(22,519)	(13,506)
Employer payroll taxes on employee stock transactions	(1,723)	(335)	(3,494)	(2,816)
Amortization of acquired intangibles	(1,428)	(1,451)	(4,302)	(1,859)
Acquisition-related expenses	—	(395)	—	(508)
Non-GAAP sales and marketing expenses	$59,564	$48,108	$161,397	$142,171
GAAP general and administrative expense	$27,121	$21,096	$72,555	$71,472
Stock-based compensation expense	(4,141)	(2,905)	(10,125)	(7,235)
Employer payroll taxes on employee stock transactions	(2,130)	(129)	(3,329)	(1,489)
Acquisition-related expenses	—	(933)	—	(17,220)
Non-GAAP general and administrative expense	$20,850	$17,129	$59,101	$45,528

About Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for a given period. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Loss and Non-GAAP Operating Margin
We define non-GAAP operating loss and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating loss and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Loss Per Share
We define non-GAAP net loss per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net loss per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Free Cash Flow and Free Cash Flow Margin
Free cash flow is a non-GAAP financial measure that we define as net cash (used in) provided by operating activities less purchases of property and equipment. Free cash flow margin is calculated as free cash flow divided by total revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the amount of cash generated from our core operations that, after the purchases of property and equipment, can be used for strategic initiatives, including investing in our business and selectively pursuing acquisitions and strategic investments.

Calculated Billings
We define calculated billings as total revenue plus the increase in total deferred revenue as presented on or derived from our consolidated statements of cash flows less the (increase) decrease in total unbilled accounts receivable in a given period. Calculated billings exclude deferred revenue and unbilled accounts receivable acquired through acquisitions in the period of acquisition. We typically invoice our customers annually in advance, and to a lesser extent multi-

year in advance, quarterly in advance, monthly in advance, monthly in arrears or upon delivery. Our management uses calculated billings to understand and evaluate our near-term cash flows and operating results.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.